UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

Wilco 63 Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43358	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CO Services Cayman Limited
P.O. Box 10008, Pavillion East, Cricket Square
Grand Cayman KY1-1001

Cayman Islands
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 593-1400

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WLCOU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WLCO	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	WLCOW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2026 Wilco 63 Corporation (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the exercise in full by the underwriters of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-296376) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 29, 2026, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated June 17, 2026, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	Amended and Restated Memorandum and Articles of Association of the Company, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

●	A Warrant Agreement, dated June 17, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated June 17, 2026 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated June 17, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated June 17, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated June 17, 2026 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and Wilco 63 Holding LLC, a Nevada limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated June 17, 2026 (the “Cantor Private Placement Warrants Purchase Agreement”), by and between the Company and Cantor Fitzgerald & Co., a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated June 17, 2026, by and among the Company and each Director (as defined below) and executive officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Administrative Services Agreement, dated June 17, 2026 (the “Administrative Services Agreement”), by and between the Company and HandsOn Global Management LLC, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Advisor Agreement, dated June 17, 2026 (the “SPAC Advisory Agreement”), by and between the Company and HandsOn Global Management LLC, a copy of which is attached as Exhibit 10.8, and incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated June 17, 2026, as filed with the Commission on June 18, 2026 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement and the Cantor Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) to the Sponsor and the Representative, with each Private Placement Warrant exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per Private Placement Warrant, or $5,000,000.00 in the aggregate. Of the 5,000,000 Private Placement Warrants, the Sponsor purchased 3,000,000 Private Placement Warrants and the Representative purchased 2,000,000 Private Placement Warrants. The Private Placement Warrants (and underlying securities) are identical to the warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2026, in connection with the IPO, James Reynolds, Sriram Ramanathan, Matt Swann, and Joseph Bradley (collectively with Matt Brown and Ajit Chadha, the “Directors”) were appointed to the board of directors of the Company (the “Board”). James Reynolds, Sriram Ramanathan, Matt Swann, and Joseph Bradley are independent directors. Effective June 17, 2026, Mr. Reynolds, Mr. Swann, and Mr. Bradley were appointed to the Board’s Audit Committee, with Mr. Reynolds serving as chair of the Audit Committee. Mr. Bradley and Mr. Swann were appointed to the Board’s Compensation Committee, with Mr. Bradley serving as chair of the Compensation Committee. Mr. Bradley, Mr. Reynolds, and Mr. Swann were appointed to the Board’s Nominating & Corporate Governance Committee, with Mr. Reynolds serving as chair of the Nominating & Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of three classes. The term of office of the first class of directors, Class I, consisting of Matt Swann and Joseph Bradley, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of James Reynolds and Sriram Ramanathan, will expire at the Company’s second annual meeting of shareholders. The term of office of the third class of directors, Class III, consisting of Matt Brown and Ajit Chadha, will expire at the Company’s third annual meeting of shareholders.

On June 17, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.1 to the Registration Statement. Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the form of indemnity agreement, copies of which are attached as Exhibit 10.1 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on June 17, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended and Restated Memorandum and Articles of Association does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000 of the proceeds from the IPO (which amount includes $9,800,000 of the underwriters’ deferred discount) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On June 17, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 22, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 17, 2026, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated June 17, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated June 17, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.2	Investment Management Trust Agreement, dated June 17, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated June 17, 2026, by and among the Company and certain security holders.

10.4	Sponsor Private Placement Warrants Purchase Agreement, dated June 17, 2026, by and between the Company and the Sponsor.

10.5	Cantor Private Placement Warrants Purchase Agreement, dated June 17, 2026, by and between the Company and Cantor Fitzgerald & Co.

10.6	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.6 to the Registration Statement on Form S-1 (File No. 333- 296376), filed by the Company on June 17, 2026).

10.7	Administrative Services Agreement, dated June 17, 2026, by and between the Company and HandsOn Global Management LLC.

10.8	SPAC Advisory Agreement, dated June 17, 2026, by and between the Company and HandsOn Global Management LLC.

99.1	Press Release, dated June 17, 2026.

99.2	Press Release, dated June 22, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILCO 63 CORPORATION

	By:	/s/ Matt Brown
		Name:	Matt Brown
		Title:	Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Co-Chairman of the Board

Dated: June 24, 2026

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